SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                       Date of Report: September 22, 2000



                          FactSet Research Systems Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                          001-11869                           13-3362547
(State or other jurisdiction      (Commission                   (I.R.S. Employer
of incorporation)                  File No.)                 Identification No.)




One Greenwich Plaza Greenwich, Connecticut                                 06830
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code                (203) 863-1500


Item 5.         Other Events

On September 5, 2000, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit
99.1 is incorporated by reference herein.


Item 7.         Financial Statements and Exhibits

Exhibit No.     Description
-----------     -----------
99.1            Press Release issued September 5, 2000 (Filed herewith)
SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC.
Registrant

By: /s/ Ernest S. Wong
----------------------
Senior Vice President,
Chief Financial Officer
and Secretary

Date: September 22, 2000
------------------------